SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 18, 2004

ARDEN REALTY LIMITED PARTNERSHIP

(Exact Name of registrant as specified in its charter)

Maryland	000-30571	95-4599813

(State of other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11601 Wilshire Boulevard, Fourth Floor, Los Angeles, California 90025

(Address of principal executive offices) (Zip Code)

(310) 966-2600

(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

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        ITEM 5. OTHER EVENTS

        On August 18, 2004 the registrant issued a press release announcing the pricing of $200 million senior unsecured notes due September 1, 2011. The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference to this report.

        The information in this report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

        ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)   Exhibits

                 99.1    Press Release dated August 18, 2004

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2004	ARDEN REALTY LIMITED PARTNERSHIP By: ARDEN REALTY, INC. Its General Partner By: /s/ Richard S. Davis ———————————— Richard S. Davis Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press release dated August 18, 2004.

*Filed herewith